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Exhibit 10.8
COMMERCIAL SUPPLY AGREEMENT
ACTIVE PHARMACEUTICAL INGREDIENT
This Commercial Supply Agreement (this "Agreement"), effective as of the 4th day of June, 2018 (the “Effective Date”), is entered into by and between:
AMAG Pharmaceuticals, Inc., a company incorporated under the laws of State of Delaware, with its principal office located at 1100 Winter Street, Waltham, MA 02451 (“Company”); and
SAFC, Inc., a company organized under the laws of Wisconsin, with its corporate headquarters located at 3050 Spruce Street, St. Louis, Missouri 63103 (“SAFC”).
Company and SAFC are hereinafter sometimes referred to separately as a "Party" or together as the "Parties".
RECITALS
WHEREAS, Company is a biopharmaceutical company engaged in the research and development of products, including the API and the Finished Product (as such terms are hereinafter defined), that utilizes its proprietary technology for the development and commercialization of a therapeutic hormone medicine used to lower the risk of preterm birth in women who are pregnant with one baby and who have previously delivered one baby too early (preterm);
WHEREAS, SAFC develops, manufactures and sells a broad range of biochemicals and organic chemicals globally for use in pharmaceutical development and as APIs, and key components in pharmaceutical manufacturing;
WHEREAS, Company desires to engage SAFC to manufacture the API at commercial scale for use in the Finished Product; and
WHEREAS, SAFC is willing to manufacture and supply to Company the API upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

1.	Definitions and Interpretation
1.1    “Active Pharmaceutical Ingredient” or “API” means hydroxyprogesterone caproate (HPC).
1.2    “Affiliate” means any entity controlling, controlled by or under common control with either Party hereto. For purpose of this definition, “control” means ownership

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of over fifty percent (50%) of the equity capital, the outstanding voting securities or other ownership interest of an entity, or the right to receive over fifty percent (50%) of the profits or earnings of an entity. In the case of non-stock organizations, the term “control” means the power to control the distribution of profits.
1.3    “Analytical Methods” means the set of validated analytical methods related to the Manufacturing of the API as set forth on Appendix 4 hereto.
1.4    “API Requirements” has the meaning set forth in Section 4.1 hereof.
1.5    “Batch” means the API that results from a single Manufacturing process, inclusive of Materials.
1.6    “Batch Record” and “Master Batch Record” have the meanings assigned to such terms in the Quality Agreement.
1.7    “Commencement Date” means the date Company issues its initial binding written purchase order for the commercial supply of API under Section 3.2 below.
1.8    “Commercial Forecast” has the meaning set forth in Section 3.1 hereof.
1.9    “Confidential Information” means with respect to each Party in its capacity as a disclosing party (collectively, "Disclosing Parties," and each a "Disclosing Party") any information disclosed to the other Party (the “Receiving Party”) (in any form, tangible or intangible), including, without limitation, information concerning or relating to any business plans, products, trade secret processes or methodologies, intellectual property, design specifications, finances, customers, suppliers, employees, operation and/or business, technical documents and other proprietary rights and information; which: (a) is identified by the Disclosing Party at the time of disclosure as being of a confidential nature or that is marked as confidential; or (b) would lead a reasonable person, under the circumstances, to understand that such information is confidential or proprietary in nature, regardless of whether so marked; and provided further, that, regardless of whether so marked, all information regarding SAFC's operations, methods, and pricing disclosed by SAFC to Company in connection with this Agreement shall be deemed "Confidential Information" of SAFC and all API, API structure, Specifications, related documents, materials, raw materials, product, product specifications, processes, operations, methods, Master Batch Record, and all and any other documentation, information, templates, and biological, chemical or other materials furnished to SAFC by or on behalf of Company or developed in the course of Manufacturing API other than SAFC Property (collectively, with all associated intellectual property rights) shall be deemed "Confidential Information" of the Company. For clarification, Company will not receive the original of the Master Batch Record.
1.10    “Current Good Manufacturing Practices” or “cGMP” means all Laws and standards relating to the Manufacture of API, including the then current Manufacturing practices for fine chemicals, active pharmaceutical ingredients, intermediates or bulk products as established by the principles detailed in the guidance documents developed by the International Conference on Harmonization, (b) the U.S. Federal Food, Drug and Cosmetic Act (21 U.S.C. 301 et seq.), (c) relevant United States regulations in Title 21 of the United States Code of Federal Regulations (including Parts 11, 210, and 211), (d) EC

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Directive 2003/94 EC of October 8, 2003, (e) the EC Guide to Good Manufacturing Practice Parts I and II, and (f) all additional Regulatory Agency documents that replace, amend, modify, supplant or complement any of the foregoing.
1.11    “Deviation” has the meaning set forth in the Quality Agreement.
1.12    “EMEA” means the European Medicines Agency of the European Union, and any successor thereto.
1.13     “Facility” means (a) SAFC’s facility located at [***], as well as (b) such other facility where API may be Manufactured as approved by Company in writing.
1.14    “Failure to Supply” has the meaning set forth in Section 2.11(a) hereof.
1.15    “FDA” means the United States Food and Drug Administration, and any successor thereto.
1.16    “Finished Product” means the finished dosage form drug product that contains the API.
1.17    “Laboratory” has the meaning set forth in Section 4.2 hereof.
1.18     “Latent Defect” means any deficiency (meaning any API that fails to meet the representations, warranties or other quality requirements set forth in this Agreement) that is not determinable upon a reasonable inspection of the API (based on physical inspection, identity test and review of the certificate of analysis).
1.19    “Law” means the laws, ordinances, rules, regulations, requirements and lawful orders of any federal, state, local, national or supranational public authority, including child labor laws, whether existing at present or later enacted that may be in effect from time to time, in each case applicable to the performance of this Agreement and/or the Manufacture of API.
1.20    “Manufacture”, “Manufacturing” or “Manufactured” means all activities related to the manufacturing of the API, or any ingredient thereof, to be undertaken by SAFC in accordance with the terms and conditions of this Agreement and the Quality Agreement, which may include receipt (including testing) and storage of Materials, manufacturing the API for development or commercial sale, packaging the API, in-process and final testing and release of the API (or any component or ingredient thereof), quality assurance activities related to manufacturing, warehousing, release of the API, and regulatory activities related to any of the foregoing.
1.21    “Manufacturing Process” means the instructions, Specifications (as well as specifications for raw materials and excipients), formulae, procedures, tests and standards developed, established and described by Company for Manufacturing API.
1.22    “Marks” has the meaning set forth in Section 11.4 hereof.

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1.23    "Materials" means all raw materials, components, and other potential substance-contacting items necessary for, or otherwise used in, the Manufacture of API pursuant to this Agreement, as applicable.
1.24    “Minimum Lead Time” has the meaning set forth in Section 3.2(c) hereof.
1.25    “OOS” (Out of Specification) has the meaning set forth in the Quality Agreement.
1.26    “Quality Agreement” means the Quality Agreement between Company and SAFC attached hereto and incorporated herein by reference as Appendix 1.
1.27    “Records” means SAFC’s records related to the performance of this Agreement, which shall include Manufacturing documents, Batch Records, test results, financial records, reports, correspondence, memoranda, and any other similar documentation related to the performance of this Agreement.
1.28    “Regulatory Agency” has the meaning set forth in the Quality Agreement.
1.29    “Specifications” means the Manufacturing specifications for the API as set forth in Appendix 2 hereto and/or in the Quality Agreement, as such specifications may be modified from time to time by Company (and in the case of any such modifications, Company shall provide such modifications to SAFC, and the Specifications shall thereafter be deemed to be so modified within a reasonable time without the need to amend this Agreement or the Quality Agreement, as applicable).
1.30    “Term” has the meaning set forth in Section 9.1 hereof.

2.	Manufacture and Supply of API
2.1    General Conditions of Supply. During the Term, SAFC shall Manufacture at the Facility and supply API to Company, and Company shall purchase API from SAFC in such quantities as set forth in Section 2.9 below, subject to the limitations and requirements set forth herein.
2.2    Specifications. At all times during the Term, SAFC shall Manufacture the API in accordance with cGMPs, Laws, the Specifications and the Quality Agreement.
2.3    Quality Control and Release. SAFC shall conduct quality control(s) and release(s) of API (including preparing documentation) in accordance with the Quality Agreement. Company shall have the right to reject API that does not meet the quality control and release testing requirements agreed upon in the Quality Agreement.
2.4    Inspections. Inspections of the Facilities shall be conducted as specified in the Quality Agreement or as required by the applicable Regulatory Agency.
2.5    Change Control Program. The Specifications and Manufacturing Process shall be changed as set forth in the Quality Agreement. Notwithstanding anything herein or in the Quality Agreement to the contrary, any change control procedures described in

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the Quality Agreement and any changes implemented pursuant to such change control procedures shall, in each instance, comply with the Laws (including cGMPs). Further, for any such change, SAFC shall ensure that all API Manufactured following such change meets the Specifications as amended by such change, and provide Company with all information with respect to the Manufacture of the API in connection with such change needed to amend any regulatory filings maintained with respect to the subject Finished Product. Company and SAFC shall mutually agree on the allocation of costs of implementing the foregoing changes.
2.6    Manufacturing at Facility. Supplier shall Manufacture all API supplied under this Agreement at the Facility. Manufacturing of API may not be relocated from the Facility without Company's prior written consent, provided that such consent shall not be unreasonably withheld.
2.7    Subcontracting. Prior to engaging a given Affiliate or third party to perform any Manufacturing activities under this Agreement, SAFC shall notify Company thereof and discuss such subcontracting with Company; provided that in all cases, SAFC shall not subcontract any of its obligations under this Agreement, including any obligations to Manufacture API, to an Affiliate or third party without the prior written consent of Company and that such consent shall not be unreasonably withheld. With respect to any subcontracting (including to an Affiliate or a third party), SAFC shall remain fully responsible and liable for all obligations under this Agreement, and fully guarantees and warrants the performance (in accordance with this Agreement) of any responsibilities so subcontracted, and assumes full vicarious liability for such activities performed by any subcontractor. Without limiting the foregoing, SAFC shall cause any and all such subcontractors to comply with the applicable terms and conditions of this Agreement (including intellectual property ownership provisions and any and all audit and inspection rights). Any subcontracting of any Manufacturing or other activities under this Agreement shall be subject to the other applicable terms and conditions of this Agreement, in each case, to the extent applicable.
2.8    Safety of API. Each Party shall immediately notify the other Party of any unusual health or environmental occurrence relating to API. Each Party shall advise the other Party immediately of any safety or toxicity problems of which it becomes aware regarding API manufactured under this Agreement.
2.9    Purchase Commitment.
(a)    During the Term and upon the terms and subject to the conditions of this Agreement, and as long as SAFC can demonstrate to Company’s reasonable satisfaction that SAFC: (i) provides conforming Product in accordance with the terms of this Agreement and (ii) can meet the Commercial Assurance (as defined below in Sec. 3.1) production levels, Company undertakes to purchase from SAFC not less than [***] of API (“Minimum Percentage Requirement”). The Parties acknowledge that Company placed and SAFC manufactured API for the Work Order dated October 17, 2017 under purchase order 80319 dated November 6, 2017 and Proposal dated March 7, 2018 under purchase order 80767 dated March 16, 2018. The Parties agree that the terms of this Agreement

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shall apply to the Manufacture of API pursuant only to Purchase Order 80767, however both Purchase Orders 80319 and 80767 shall apply towards the Minimum Percentage Requirement. [***]. Company agrees to cooperate in a prompt and timely manner with SAFC in any investigation and resolution of any quality issues with the API to enable SAFC to remedy any such issue. [***]. For clarity, API that is to be used for clinical purposes shall not be included when calculating Total Commercial Volume Requirements.
(b)    At any time and from time to time during the Term, if SAFC believes that Company is not purchasing the Minimum Percentage Requirement, it will provide Company with written notice requesting that Company provide sufficient documentation demonstrating such purchases. Company shall have [***] after such notice to provide this documentation. If Company does not provide such documentation within this [***] period or if such documentation does not demonstrate, to SAFC’s reasonable satisfaction, that Company purchased the Minimum Percentage Requirement based on Company’s demand forecast, the Parties will engage in good faith discussions for a period of an additional [***] in an effort to resolve the disagreement. If the Parties do not reach a mutually acceptable agreement within the foregoing [***] discussion period, then either Party may refer the matter to be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration to the extent that both Parties are domestic United States companies or in accordance with the International Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration to the extent that one of the Parties is not a domestic United States company, except, in each instance, as such rules may be modified herein or by mutual agreement of the Parties. The seat of the arbitration shall be New York City, New York, USA, and it shall be conducted in the English language.

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2.1    Delay.
(a)    If SAFC is or will be unable, for any reason (including an event of Force Majeure under Section 11.17 hereof), to supply the API in accordance with the quantities and/or delivery dates specified by Company in a purchase order received and accepted by SAFC (provided that such quantities are within the Commercial Forecast and such delivery dates meet the Minimum Lead Time requirements herein) (“Failure to Supply”), SAFC shall immediately upon discovery notify Company in writing of such circumstance. Within [***] of such Failure to Supply, SAFC shall notify Company of the cause of such failure and shall propose a plan of remediation.
(b)    If such Failure to Supply will continue or does continue for a period of [***], and SAFC is unable to Manufacture the API in quantities necessary to cure the Failure to Supply within [***] after the initial Failure to Supply, then any quantities of API ordered by Company from an alternative supplier of API shall be considered ordered under this Agreement for purposes of calculating whether Company has ordered the Minimum Percentage Requirement.
(c)    SAFC shall promptly notify Company when SAFC can resume supply of API in accordance with this Agreement and provide Company with a firm date for delivery of the API in accordance with Company’s needs.

3.	Forecasts, Release, Purchase Orders, Delivery and Storage
3.1    Forecasts. Reasonably in advance of the Commencement Date, Company shall determine its initial estimated purchases of the API from SAFC under this Agreement. Starting shortly after the Effective Date, Company shall deliver to SAFC a written, non-binding, rolling [***] forecast of quantities of API to be purchased (the “Commercial Forecast”), provided that the first [***] of each such Commercial Forecast shall be binding for Company to purchase and SAFC to Manufacture. Further, SAFC shall provide reasonable assurance in writing to Company of SAFC’s ability and capacity to meet not less than [***] of the then current non-binding portion of the Commercial Forecast (as updated from time to time by Company) (“Commercial Assurance”). The Commercial Forecast shall cover each of the next succeeding [***]. After delivery of the initial Commercial Forecast, the Commercial Forecast shall be updated by Company on a calendar quarterly basis, which update shall include the next successive calendar quarter added to the last period of the previous Commercial Forecast. Although the last [***] of the Commercial Forecast is non-binding, Company understands that SAFC shall use the Commercial Forecast for planning purposes (including raw material acquisitions and investment in equipment and other resources) in order to make available the production capacity required to Manufacture and supply the forecasted amounts of the API within the time frames specified therein and reciprocally SAFC understands that Company has relied on SAFC’s Commercial Assurance in its production and manufacturing arrangements.
3.2    Initial Commercial Supply; Purchase Orders.
(a)    Company issued Purchase Order 80767 for its initial purchase of API hereunder.

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(b)    All purchase orders for API hereunder shall be in minimum batch sizes of [***] each.
(c)    All purchase orders for API subsequent to the initial purchase order must be issued at least [***] prior to the requested delivery of API thereunder or such shorter time as may be agreed upon by the Parties in writing. The minimum number of days between the date of a purchase order and the date of delivery of API under this Section 3.2(c) above shall be referred to hereinafter as the “Minimum Lead Time”.
(d)    Within [***] of receipt of a purchase order, SAFC shall notify Company in writing if it accepts the purchase order; provided that it is understood that SAFC must accept a purchase order if it does not exceed the binding portion of the Commercial Forecast and meets the Minimum Lead Time. If SAFC fails to respond within [***] of receipt of the purchase order, Company shall follow up with SAFC to determine whether SAFC is in receipt of the purchase order. SAFC shall confirm its receipt of Company’s purchase order within [***] following an inquiry made by Company pursuant to the previous sentence.
(e)    If a purchase order exceeds the binding portion of the Commercial Forecast or does not meet the Minimum Lead Time, SAFC may reject such purchase order if SAFC reasonably determines that it cannot, using commercially reasonable efforts, ship the amount of API ordered by the requested delivery date. If SAFC accepts such purchase order, it will be required to fill such excess and/or accommodate such shorter lead-time.
(f)    For each purchase of API, the purchase order shall specify: (i) an identification of the API ordered; (ii) quantity requested; (iii) the requested delivery date; and (iv) shipping instructions and address.
(g)    Each purchase order shall give rise to a contract for the purchase of the API under the terms and conditions set forth in this Agreement, to the exclusion of any additional or contrary terms set forth in any purchase order or invoice, unless otherwise explicitly agreed to in writing by the Parties.
3.3    Cancellation or Deferral. Without prejudice to the Minimum Percentage Requirements, Company may cancel or defer any purchase order, in whole or in part, without penalty, provided that such cancellation or deferral notice is received by SAFC prior to SAFC's commencement of the actual Manufacture of the applicable API pursuant to such purchase order. If Company cancels or defers a purchase order, in whole or in part, with less than the aforementioned notice, Company shall reimburse SAFC for the reasonable, non-cancellable, out of pocket costs incurred by SAFC as a result of such cancelation or deferral by Company (and in connection therewith, the Parties shall discuss in good faith and agree to the amount of such costs), provided that SAFC shall use its commercially reasonable efforts to minimize such costs.
3.4    Release of API. SAFC shall notify Company when all of the following activities have been completed: (i) the Manufacture of the API is complete, (ii) all

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Manufacturing records have been reviewed, (iii) all Deviations have been adequately reviewed and approved, and (iv) the API has been released by SAFC in accordance with the Quality Agreement. SAFC shall use commercially reasonable efforts to target a release date for the API that is [***] after Manufacturing is complete. If this target cannot be achieved for a batch, SAFC shall notify Company of the reason and a new target release date. SAFC shall deliver all documents required by the Quality Agreement to Company after SAFC’s release of each Batch.
3.5    Delivery, Title and Risk of Loss. All API supplied by SAFC shall be delivered FCA SAFC’s shipping point within the meaning of Incoterms 2010. Delivery of the API to the carrier at such SAFC shipping point shall constitute delivery to Company. Title to and risk of loss of the API sold hereunder shall pass to Company or its designee when the API is delivered to the carrier at SAFC’s shipping point. The Parties recognise the importance of timely delivery and SAFC will use commercially reasonable best efforts to fulfil its delivery obligations.
3.6    Packaging. SAFC will preserve, package, handle, and pack all API to protect the API from loss or damage, in conformance with standard commercial practices, the Specifications, the Quality Agreement and Laws, including cGMPs.
3.7    Storage. SAFC shall hold all API under the storage conditions established pursuant to the Quality Agreement and in accordance with Laws, including cGMP. SAFC shall store the API for a period not to exceed [***], at its own cost, after the requested delivery date set forth in the purchase order. Any API held by SAFC beyond [***] from the requested delivery date shall be subject to a SAFC’s standard storage charges, as such storage charges are communicated to Company reasonably in advance of the end of such [***].

4.	Rejection, Defects and Non-Conforming Goods
4.1    Nonconforming API. Within [***] from the date SAFC delivers API (including all release documentation) to Company or to a third party designated by Company, Company shall have the right to inspect and test the API to determine whether such API at the time of delivery did not meet the representations, warranties or covenants specified in Section 6.2(b) (collectively the “API Requirements”). Any claim by Company that API does not conform to the API Requirements shall be made in writing to SAFC within such [***] period and shall be accompanied by a detailed report of analysis prepared by or on behalf of Company. Notwithstanding the foregoing, if a defect in the API is a Latent Defect, then such [***] time period shall not apply; provided that Company shall have the obligation to provide such notification to SAFC in writing within [***] after Company’s discovery of such Latent Defect (or within [***] after Company is notified in writing by a third party of such Latent Defect, if later) but in no case later than [***] after the date SAFC delivers API (including all release documentation) to Company or to a third party designated by Company; provided, however, that if SAFC receives stability data that establishes a shelf life of greater than or equal to [***] from the date of Manufacture of the API, then the notification period for a Latent Defect shall be no later than [***] from the date of Manufacture of the API.

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4.2    Dispute Concerning Fulfilment of API Requirements. In the event of a dispute concerning the fulfilment of API Requirements, Company and SAFC shall agree on an independent testing laboratory of recognized standing in the industry selected by SAFC and approved by Company (which approval shall not be unreasonably withheld) (“Laboratory”) to determine whether any such API met the API Requirements. The findings of the Laboratory shall be binding. The expenses related to such testing shall be borne by SAFC only if the testing confirms that API Requirements are not fulfilled, and otherwise by Company. During any period that the Parties are in dispute regarding the conformity of the API, SAFC shall, if requested by Company, replace such quantity of API, and Company shall pay for both the original shipment of API and the replacement shipment of API if the Laboratory confirms the conformity of the original shipment.
4.3    Remedies for Non-Conforming Product. If any API delivered to Company fails to conform to API Requirements, SAFC, [***] within a commercially reasonable period not to exceed [***] from the date that Company notifies SAFC of such nonconformity. In addition, if the API is determined not to have met the API Requirements, SAFC shall [***]. Pursuant to written directions from SAFC, Company shall either return the nonconforming API to SAFC or destroy it, in each case, at SAFC’s expense. If Company is directed to destroy nonconforming API, then Company shall provide SAFC a certificate certifying such destruction. Except for SAFC’s indemnification obligations in respect of third party claims under Section 6.8 below, the remedy under this Section 4.3 shall be Company’s exclusive remedy and SAFC’s sole liability for any claim that API fails to conform to the API Requirements.Deviations and OOS. The Parties shall cooperate with each other upon request in the investigation and response to any API concerns relating to Deviations and OOS, which may relate to SAFC’s role in the Manufacture of API (in addition to complying with the corresponding provisions in the Quality Agreement). Further, SAFC shall share with Company any quality assurance or quality control analyses performed or identified trends relating to safety and quality of the API or its Manufacturing process.

5.	Sales Prices and Terms of Payment
5.1    Currency. Except as otherwise expressly indicated, all references to "$" or "dollars" in this Agreement refer to the currency of the United States of America.
5.2    Sales Prices. The sales prices for API Manufactured under this Agreement and released by SAFC’s quality assurance department shall be the prices set forth in Appendix 3. The prices are to be understood as packaged and ready for further processing at the facility of Company or of a third party designated in writing by Company, excluding costs of shipping, insurance and freight and further excluding applicable sales or other taxes (which will be applied as set forth in Section 5.6 hereof). Except as otherwise expressly indicated, all prices are listed in United States Dollars.

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5.3    Invoices and Payments. SAFC shall invoice Company at the time of delivery (or partial delivery) of the API. All undisputed payments are due in full within [***] from the date of receipt of the SAFC invoice. Undisputed payments shall be made to SAFC in accordance with the instructions on the invoice; provided, that, in the event of a conflict between an invoice and the terms of this Agreement, this Agreement shall control and any additional terms set forth in an invoice shall be null and void. Except as otherwise expressly indicated, all undisputed payments hereunder shall be made in United States Dollars.
5.4    Overdue Payments. Company shall pay interest on all past-due amounts (except those subject to a bona fide dispute) at a rate of interest equal to the lesser of [***] per month or the maximum rate permitted by Law.
5.5    Price Adjustment. Notwithstanding any other provision of this Agreement to the contrary, no more than once each calendar year of the Term following the first year of the Term, with [***] prior written notice to Company (“Price Adjustment Period”), and in addition to any other price adjustment that may be permitted by this Agreement or otherwise agreed to by the Parties, SAFC may adjust the pricing applicable to Company’s purchases of API for such calendar year by an amount not to exceed [***] from the Effective Date or the date of the last increase pursuant to this Section 5.5, to the date of such written notice to Company; provided that any price adjustment shall apply only to purchase orders submitted following the Price Adjustment Period.
5.6    Taxes.
(a)    If Company must withhold from any payment to SAFC under this Agreement any taxes required to be withheld by Company under the applicable laws of any country, state, territory or jurisdiction, such amount shall be paid to the appropriate taxing authorities. Upon request, Company shall provide SAFC with documentation of such withholding as is reasonably available to allow SAFC to document such tax withholdings for purposes of claiming tax credits and similar benefits.
(b)    Any use tax, sales tax, value added tax, excise tax, duty, custom, inspection or testing fee, or any other tax, fee or charge of any nature whatsoever imposed by any governmental authority on or measured by the transactions between Company and SAFC (except any amounts imposed based upon or attributable to SAFC’s income) shall be paid by Company in addition to any other amounts due hereunder.

6.	Recall, Warranties, Indemnification and Insurance
6.1    Recall.
(a)    As between the Parties, Company shall have the sole and absolute discretion as to whether to institute a recall or withdrawal of Finished Product or API

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(whether instituted at the request of a Regulatory Agency or voluntarily instituted by Company for any reason). Notwithstanding anything to the contrary contained herein, SAFC shall have no right to institute any recall or withdrawal of any Finished Product or API. SAFC agrees to abide by all decisions of Company to recall or withdraw Finished Product or API.
(b)    Company shall be responsible for conducting any recall arising out of, related to or in connection with this Agreement (including without limitation any recall of any Finished Product. SAFC shall co-operate with and give all reasonable assistance to Company in conducting any such recall to the extent it relates to the API. Subject to Section 11.5 below, SAFC shall bear the reasonably incurred cost and expense of a recall or withdrawal to the extent such recall results from SAFC’s negligence or willful misconduct or breach of this Agreement or the Quality Agreement; provided, however, if such recall or similar action is also the result of Company’s breach of its representations, warranties or obligations hereunder or under the Quality Agreement or also results from Company’s negligence or willful misconduct, then SAFC’s liability for such recall shall be reduced proportionately by the damages or losses attributable to Company. Otherwise, Company shall bear all costs and expenses associated with any such recall. In the event of a recall or similar action, each Party shall use commercially reasonable efforts to mitigate the costs associated therewith.
(c)    In the case of a dispute as to the existence or level of nonconforming API in connection with a recall under this Section 6.1, the matter shall be referred to the Laboratory in accordance with Section 4.2 above. The decision of the Laboratory shall be final and binding on the Parties.
6.2    SAFC Representations and Warranties. SAFC hereby represents, warrants and covenants as follows:
(a)    (i) The execution, delivery and performance of this Agreement does not conflict with, violate or breach any agreement to which SAFC is a party or SAFC’s constituent documents, (ii) SAFC is not prohibited or limited by any law or agreement (to which it is a party) from entering into this Agreement and (iii) the performance of this Agreement will not create any legal conflict with any other business or activity engaged in by SAFC;
(b)    The API at the time of delivery shall (i) have been Manufactured and delivered in compliance with, and shall meet, the Specifications, (ii) be Manufactured in accordance with all Laws (including cGMPs) in effect on the day of delivery, (iii) will conform to the Quality Agreement and the Specifications; (iv) not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the “Act”), or any similar Law of any other jurisdiction, and (v) not be an article that may not, under the provisions of the Act, or any similar Law of any other jurisdiction, be introduced into stream of commerce;
(c)    SAFC will have obtained and maintained in effect all such approvals

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and permits as may be required under applicable laws, rules, regulations and requirements to operate the Manufacturing facility for the API for the purposes of Manufacturing API under the Quality Agreement and under this Agreement;
(d)    SAFC will not in the course of performing the Manufacturing obligations hereunder, infringe or misappropriate any intellectual property of any other person, provided, however, that this warranty does not apply to SAFC’s use of any Company Confidential Information used solely in accordance with the terms of this Agreement or the Quality Agreement or other written instructions provided by Company in accordance with the Quality Agreement and used by SAFC in Manufacturing API hereunder.
(e)    SAFC shall not disclose to Company any trade secrets or confidential or proprietary information of any third party without the consent of such third party.
(f)    SAFC agrees that federal securities law may prohibit it, its affiliates and its representatives from purchasing or selling any securities of the Company while it is in possession of material, non-public information of the Company, and that it will not disclose any material, non-public information, directly or indirectly, to any party for the purpose of encouraging such party to trade in the Company’s securities and that it will comply at all times with the applicable Federal Securities Laws and regulations.
6.3    Regulatory Violations.
(a)    SAFC represents and warrants that it does not and will not, and its Affiliates do not and will not, knowingly use in any capacity the services of any person or entity debarred under Section 306 of the Federal Food, Drug, and Cosmetic Act named on the FDA Debarment List (Drug Product Applications) (http://www.fda.gov/ora/compliance_ref/debar/), or otherwise debarred under the corresponding Laws of another jurisdiction. Where permissible by local Laws, notably regulation on personal data protection, SAFC will as soon as practically possible disclose in writing to Company any information which comes to its attention and indicates that the statement in the preceding sentence is or may be incorrect. SAFC shall notify Company in writing as soon as practically possible if any Violation (as defined below) occurs or comes to its attention at any time during the Term. If a Violation exists with respect to any of SAFC’s officers, directors, Key Employees, or Subcontractors, SAFC shall promptly remove such individual(s) or entities from performing any service, function or capacity related to this Agreement. Company shall also have the right, in its sole discretion, to terminate this Agreement immediately in the event of any such Violation, if such Violation (i) is not cured by SAFC within [***] after receipt of a notification of such Violation from Company or (ii) cannot be cured by SAFC.
(b)    SAFC represents and warrants that SAFC, its Affiliates and their respective officers and directors, and employees in the Manufacture of API, have not been, and will not be, in Violation. SAFC shall notify Company in writing as soon as practically possible if any such Violation occurs or comes to its attention. Company shall have the right, in its sole discretion, to terminate this Agreement and/or any purchase order immediately in the event of any such Violation. The term “Violation” shall mean that either SAFC or its Affiliates or, to SAFC’s knowledge any of their respective officers,

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directors, or employees Manufacturing API has been: (1) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (https://oig.hhs.gov/exclusions/authorities.asp ); (2) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (https://oig.hhs.gov/exclusions/authorities.asp ) or the U.S. General Services Administration's list of Parties Excluded from Federal Programs (http://www.sam.gov ); or (3) listed by any US Federal agency as being suspended, debarred, excluded, or otherwise ineligible to participate in Federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/); or (4) listed on the SDN LIST (including owned by 50% or more by a person listed on the SDN List), the U.S. Commerce Department’s Denied Persons List (http://www.bis.doc.gov/dpl/thedeniallist.asp) and Entity List (http://www.bis.doc.gov/entities/default.htm), or the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions (http://ec.europa.eu/external_relations/cfsp/sanctions/list/version4/global/e_ctlview.html).
6.4    No Contaminants. SAFC hereby declares and covenants that as of the Effective Date of this Agreement it is not, and during the Term shall not, produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship any chemical entity classified as penicillins or other beta-lactam antibiotics such as cephalosporins, carbapenems or monobactams; biological preparations containing live viruses or microorganisms, in the Facility.
6.5    Company Representations and Warranties.
(a)    Company represents and warrants that (i) the execution, delivery and performance of this Agreement does not conflict with, violate or breach any agreement to which Company is a party or Company’s constituent documents, (ii) Company is not prohibited or limited by any law or agreement to which it is a party from entering into this Agreement and (iii) the performance of this Agreement will not create any conflict with any other business or activity engaged in by Company.
(b)    Company represents and warrants that (i) Company has all rights, permissions and licenses required to enter into and perform its obligations under this Agreement, (ii) any intellectual property of Company provided to SAFC under or in connection with this Agreement does not, and will not infringe any patent or other proprietary right of any third party if used in accordance with the terms of the Agreement, Quality Agreement, and any written instructions provided by Company; and (iii) Company shall not disclose to SAFC any trade secrets or confidential or proprietary information of any third party without the consent of such third party.
(c)    Company agrees that federal securities law may prohibit it, its affiliates and its representatives from purchasing or selling any securities of SAFC while it is in possession of material, non-public information of SAFC, and that it will not disclose any material, non-public information, directly or indirectly, to any party for the purpose of encouraging such party to trade in SAFC’s securities and that it will comply at all times with the applicable Federal Securities Laws and regulations.

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6.6    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER PARTY IS MAKING ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED.
6.7    Company Indemnification. Company shall indemnify, defend and hold harmless SAFC, its Affiliates and its or their directors, officers and employees from and against all liabilities, losses, damages, fines, penalties, costs and expenses (including without limitation reasonable attorneys’ fees) (collectively, “Losses”), arising from any third party claim, action or demand (“Third Party Claim”), to which SAFC is or may become subject to the extent relating to or arising out of or are alleged or claimed to relate to or arise out of or in connection with:
(a)    any breach by Company of any of its (or any of its Affiliate’s) obligations or representations and warranties under this Agreement;
(b)    any negligent act or omission or willful misconduct by Company, its Affiliates or its or their directors, officers, employees, agents or subcontractors related to its activities under this Agreement and the Quality Agreement, or related to the API or the Finished Product;
(c)    the labeling, marketing, distribution, offer for sale or sale by Company of the API or the Finished Product (or any other product, good or service in connection with this Agreement);
(d)    the use and/or consumption of the API, or the use and/or consumption of Finished Product, in each case by Company, any of its Affiliates or any of its or their officers, directors, employees, agents, subcontractors or licensees;
(e)    the infringement by the Finished Product, the API and/or the Company’s use of the API and/or the Finished Product of any intellectual property or other proprietary rights of any third party, except to the extent the method of Manufacture of API, or any part thereof, infringes, misappropriates, or otherwise violates the intellectual property rights of or any confidentiality or non-use obligations to any third party (other than a claim to the extent that such claim is based on any know-how or other intellectual property provided by Company);
(f)    SAFC following any of Company’s Specifications in the Manufacture of the API provided in accordance with the Quality Agreement]; or
(g)    any violation of any applicable law or regulation by Company, its Affiliates or its or their officers, directors, employees, agents or subcontractors in the performance of its obligations under this Agreement;

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in each case except that Company shall have no obligation to indemnify, defend, and/or hold harmless SAFC, its Affiliates and its or their directors, officers and employees for any Losses or Third Party Claims to the extent that SAFC has an obligation to indemnify Company with respect to such Losses or Third Party Claims pursuant to Section 6.8.
6.8    SAFC Indemnification. SAFC shall indemnify, defend and hold harmless Company, its Affiliates and its or their directors, officers and employees from and against all Losses arising from any Third Party Claim to which Company is or may become subject to the extent relating to or arising out of or are alleged or claimed to relate to or arise out of or in connection with:
(a)    any breach by SAFC of any of its obligations or representations and warranties under this Agreement or the Quality Agreement;
(b)    any negligent act or omission or willful misconduct by SAFC, its Affiliates or its or their directors, officers, employees, agents or subcontractors related to its activities under this Agreement and the Quality Agreement;
(c)     any claim that the SAFC Property used by SAFC to Manufacture API for Company infringes, misappropriates, or otherwise violates the intellectual property rights of, or any confidentiality or non-use obligations to, any third party (other than to the extent that such claim is based on any know-how or other intellectual property provided by Company); or
(d)    any violation of any applicable law or regulation by SAFC, its Affiliates or its or their officers, directors, employees, agents or subcontractors in the performance of its obligations under this Agreement;
in each case except that SAFC shall have no obligation to indemnify, defend, and/or hold harmless Company, its Affiliates and its or their directors, officers and employees for any Losses or Third Party Claims to the extent that Company has an obligation to indemnify SAFC with respect to such Losses or Third Party Claims pursuant to Section 6.7(a) or (b) above.
6.9    Indemnification Procedure. Either Party intending to seek indemnification from the other Party under Sections 6.7 or 6.8 above, as the case may be, shall: (a) give the other Party prompt notice of any such claim or lawsuit; (b) indicate the estimated amount of damages claimed in such claim or lawsuit (if reasonably practicable); (c) provide a copy of the claim or lawsuit served upon it, and (d) fully cooperate with the other Party and its legal representatives in the investigation and defense of any matter which is the subject of indemnification. A Party against whom indemnification is claimed is referred to as an “Indemnitor” and a Party claiming indemnification is referred to as an “Indemnitee”. Any Indemnitee shall have the right to employ separate counsel in any such Third Party Claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be entitled to indemnity hereunder unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the

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Indemnitee of the existence of such Third Party Claim as provided in this Section 6.9, to assume and continue to conduct the defense of such Third Party Claim, (ii) the employment of such counsel has been specifically authorized by the Indemnitor, or (iii) the representation of the Indemnitee by counsel provided by the Indemnitor would be inappropriate due to actual or potential conflicting interests between them, including situations in which there are one or more material legal defenses available to the Indemnitee that are not available to Indemnitor. No Indemnitor shall, without the written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (b) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Indemnitee. In no event will an Indemnitee consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim without the prior written consent of the Indemnitor which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the failure to give timely notice to the Indemnitor shall not release the Indemnitor from any liability to the Indemnitee to the extent the Indemnitee is not materially prejudiced thereby.
6.10    Company Insurance. Without limiting its liability under this Agreement (except as may be otherwise expressly provided in this Agreement), during the Term and for [***] after the expiration or termination of this Agreement, Company shall obtain and maintain commercial general liability/product liability insurance with limits of not less than [***] per occurrence for general liability and product liability. With respect to all insurance coverage required under this Section 6.10, (i) Company shall, promptly upon SAFC’s request, furnish SAFC with certificates of insurance evidencing such insurance and (ii) all policies shall include provisions for at least [***] prior written notice of cancellation. Such insurance required by this Section 6.10 shall extend coverage to SAFC via a broad form vendor endorsement feature.
6.11    SAFC Insurance. Without limiting its liability under this Agreement (except as may be otherwise expressly provided in this Agreement), during the Term and for [***] after the expiration or termination of this Agreement, SAFC shall obtain and maintain commercial general liability/product liability insurance (including through self-insurance) with limits of not less than [***] per occurrence for general liability and product liability. With respect to all insurance coverage required under this Section 6.11, (i) SAFC shall, promptly upon Company's request, furnish Company with certificates of insurance evidencing such insurance or other similar evidence if self-insured and (ii) all policies shall include provisions for at least [***] prior written notice of cancellation. Company shall be named as an additional insured under the policies of insurance required by this Section 6.11.

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7.	Regulatory Matters; Compliance with Laws
7.1    Regulation of Manufacturing Process. If SAFC is required by the FDA, EMA, or any other Regulatory Agency to validate or re-validate Manufacturing processes that will impact the Manufacturing of API, SAFC shall notify Company and consult with Company regarding the required activities. SAFC shall be responsible for the costs of any such validation or re-validation that is required due to the non-compliance of the SAFC Manufacturing facility with cGMPs; otherwise any such costs shall be borne by Company provided SAFC obtains Company’s advance written consent prior to incurring such costs.
7.2    Correspondence. SAFC will notify Company (pursuant to the Quality Agreement) promptly upon receipt of any correspondence from a Regulatory Agency, which relates to the API. In addition, SAFC shall provide to the Regulatory Agencies all documents and information requested by such authority, and shall submit to all inquiries, audits and inspections by the Regulatory Agencies.
7.3    Compliance with Laws; Authorizations. In performing this Agreement, each Party shall (i) comply with all Laws and (ii) obtain and maintain all releases, licenses, permits or other authorization required by any governmental body or authority.
7.4    Regulatory Filings. SAFC shall be responsible for preparing documents to support marketing authorizations or other filing submissions for API, as reasonably required by Company, and shall provide a copy of such documents to Company for review prior to submission to a Regulatory Agency by Company. SAFC shall continue to provide all such documents reasonably requested by Company for maintenance of Company’s marketing authorizations or other filing submissions. SAFC shall continue to provide ongoing support reasonably requested by Company for marketing authorization for the Finished Products. SAFC shall be responsible, at its cost, for receiving and maintaining any Facility licenses, authorizations, accreditations, permits and/or registrations granted or filed with a governmental authority, including those required for Manufacture of API. SAFC shall also provide Company with all applicable data and other information and certifications related to the Manufacture of API in order for Company to provide the foregoing to any applicable governmental authority. For clarity, Company shall be permitted to share information provided by SAFC under this Section 7.4 with Affiliates and third parties (including sublicensees and governmental authorities) and such Affiliates and third parties shall be entitled to use such information in support for API or Finished Product.
7.5    Waste. In connection with the Manufacture of API pursuant to this Agreement, SAFC shall be solely responsible for maintaining safety procedures in connection with the Manufacture of API and for the generation, treatment, storage and/or disposal of waste relating thereto, all of which shall comply with all Law, including all applicable environmental and occupational safety and health requirements in the jurisdiction of the Facility.

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8.	Confidentiality; Intellectual Property
8.1    Confidentiality Obligations. In the course of the performance of this Agreement, each Party may, from time to time, disclose its Confidential Information (the “Disclosing Party”) to the other Party or its Affiliates (the “Receiving Party”). Except as expressly permitted otherwise by the terms of this Agreement, Receiving Party shall: (i) maintain in confidence and not disclose the Confidential Information of Disclosing Party to any third party, except on a need-to-know basis to Receiving Party’s (or its Affiliates’) employees and agents to the extent such disclosure is reasonably necessary in connection with Receiving Party’s (or its Affiliates’) activities as expressly authorized by this Agreement and upon obligations of confidentiality similar to those set forth herein; and (ii) not use or grant the use of the Confidential Information of the Disclosing Party for any purpose other than the performance of Receiving Party’s obligations hereunder. The Receiving Party shall be solely responsible for informing the foregoing persons and entities of the terms of this Agreement, and Disclosing Party’s Confidential Information disclosed to any of the foregoing persons or entities shall be subject to the terms of this Agreement. The Receiving Party shall be liable for any breach of the provisions of this Agreement by any of its Affiliates, employees, attorneys, officers, advisers and agents.
8.2    Exceptions. The provisions of Section 8.1 above shall not apply to any Confidential Information of the Disclosing Party that can be shown by competent evidence by the Receiving Party:
(a)    To have been known to or in the possession of the Receiving Party without any separate obligation of confidentiality before the date of its actual receipt from the Disclosing Party;
(b)    To be or to have become readily available to the public other than through any act or omission of the Receiving Party in breach of any confidentiality obligations owed to the Disclosing Party;
(c)    To have been disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party which is not known to the Receiving Party to have had an obligation to the Disclosing Party not to disclose such information to others; or
(d)    To have been subsequently independently developed by the receiving Party without use of or reference or access to the Disclosing Party’s Confidential Information.
8.3    Disclosure Required by Law. In the event that the Receiving Party is required by judicial or administrative process to disclose Confidential Information, the receiving Party, to the extent permitted by Law, shall promptly notify the Disclosing Party and allow the Disclosing Party a reasonable time to oppose such process or seek a protective order.
8.4    Survival of Confidentiality Obligations. The confidentiality and non-disclosure obligations imposed by this Agreement shall expire with respect to any particular item of a Disclosing Party's Confidential Information on the [***] anniversary of the date of disclosure of such Confidential Information (and in the case of trade secrets,

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until such time as such trade secrets are no longer accorded trade secret status under Delaware law).
8.5    Return of Confidential Information. Each Receiving Party agrees to either destroy or return all Confidential Information received from a Disclosing Party at the request of the Disclosing Party, except that a Receiving Party may retain in its confidential files one copy of written Confidential Information of the Disclosing Party for compliance purposes only.
8.6    Equitable Relief. Each Party acknowledges, understands and agrees that a breach of this Article 8 may cause irreparable injury to a Disclosing Party, and that no adequate or complete remedy at law may be available to the Disclosing Party for such breach. Accordingly, the Parties agree that the Disclosing Party may seek enforcement of this Agreement by injunction.
8.7    Inventions. SAFC shall keep complete, accurate and dated records of the Manufacturing performed under this Agreement and the data and results thereof. Any discovery, improvement, process, formula, data, information, invention, know-how, trade secret, procedure, device, or other intellectual property, whether or not protectable under patent, trademark, copyright or similar laws, including any enhancement in the manufacture, formulation, ingredients, preparation, presentation, means of delivery, dosage or packaging of a compound or product or any discovery or development of a new indication for a compound or product created, conceived, discovered, developed, reduced to practice or otherwise made by or on behalf of either Party or jointly by or on behalf of the Parties that (i) relate to the API or any derivatives thereof or other compounds related thereto (including the making, manufacture or use of any of the foregoing), or (ii) are derived from, based on or arise from the use of the Specifications or any Confidential Information of Company or relate to the Manufacturing Process or otherwise arise from the performance of the Services (each, a “Company Invention”) will be deemed the property of Company and will be owned solely by Company. Company shall own all right, title and interest in and to any and all Company Inventions and any and all work outputs and reports prepared by SAFC. SAFC shall, and shall cause its Affiliates to, promptly disclose in writing to Company the discovery, development, making, conception or reduction to practice of any Company Invention and shall and does hereby, and shall cause its Affiliates, employees, agents, subcontractors to, assign to Company any and all right, title or interest SAFC or its Affiliates may have in or to any Company Invention. SAFC will promptly and fully disclose to Company all such records and Company Inventions. Such records shall also identify the names of SAFC’s employees, officers or Affiliates who performed the work. The Company Inventions and the work outputs and reports shall be considered Confidential Information of Company. SAFC agrees that it shall not publish or present any information related to the Confidential Information of Company, the API or the results thereof or any Company Inventions without the prior written consent of Company. Notwithstanding the foregoing, Company acknowledges that SAFC possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including but not limited to analytical methods, procedures and techniques, procedure manuals, personnel data, financial information, computer technical expertise and software, which have been independently developed by SAFC and which relate to its business or operations (collectively "SAFC Property"). Company and SAFC agree that SAFC Property includes improvements, enhancements and modifications thereto which are used, improved, modified or developed by SAFC under or during the term of this Agreement and which are and shall remain the sole and exclusive property of SAFC subject to Section 8.8(b) below and provided such

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improvements, enhancements and modifications thereto do not incorporate or rely upon Company Confidential Information or Company Inventions.
8.8    Licenses.
(a)    During the Term, Company hereby grants to SAFC a royalty-free, non-exclusive license under any know-how, trade secrets, copyrights, designs, databases, discoveries, improvements and/or inventions (whether patentable or not) related to the API or the Manufacture of the API that are owned or controlled by Company and that are useful for SAFC’s performance of its obligations under this Agreement, but only for such purposes and only to the extent useful for SAFC to perform its obligations under this Agreement.
(b)    SAFC must identify and obtain Company’s approval prior to inclusion of any SAFC Property into the API. To the extent any SAFC Property is incorporated into or otherwise necessary to Manufacture or use API, SAFC shall grant, and hereby does grant, to Company a non-exclusive, worldwide and fully-paid right and license under any such SAFC Property to the extent necessary or useful for Company to Manufacture, use and otherwise commercialize API and Finished Product.

9.	Term and Termination
9.1    Term. The initial term of this Agreement shall commence as of the Effective Date and shall continue in full force and effect until the [***], unless earlier terminated as provided in Sections 9.2 or 9.3 below or elsewhere as provided in this Agreement. Thereafter the Agreement shall be renewed automatically for additional [***] terms, unless cancelled by one of the Parties upon at least [***] prior written notice. The initial term and any renewal term(s) shall be referred to herein as the “Term”.
9.2    Termination. Notwithstanding the provisions of Section 9.1 above, the Parties may terminate this Agreement in the event of either of the following:
(a)    Termination for Material Breach. Either Party may terminate this Agreement by written notice at a date set in the notice (allowing at least [***] for cure) in the event of a material breach of this Agreement by the other Party; provided that the breaching Party fails to cure such breach within [***] from the date of such notice.
(b)    Insolvency. If either Party shall become insolvent or shall make or seek to make an arrangement with, or an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy shall be instituted by, on behalf of or against such Party, or if a receiver or trustee of such Party’s assets shall be appointed, or bankruptcy proceedings begin, the other Party may terminate this Agreement, as may be permitted by the applicable Laws, with immediate effect; provided, that in the case of an involuntary proceeding, such other Party may not terminate this Agreement if the petition is dismissed within [***] of filing.

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9.3    Rights and Obligations Upon Termination.
(a)    Return of Inventory and Confidential Information. In the event of any termination: (i) SAFC shall return to Company all Company property at Company’s expense, unless such termination shall have been as a result of a breach of this Agreement by SAFC in accordance with Section 9.2(a), in which case such property shall be returned at SAFC’s expense; and (ii) each Party shall return all Confidential Information of the other Party and shall make no further use of such Confidential Information without the prior written consent of the other Party; except that each Party may retain one (1) copy of the other Party’s Confidential Information in confidence for purposes of ensuring compliance with this Agreement and complying with applicable laws.
(b)    Payments. Termination of this Agreement shall not release either Party from the obligation to make payment of all amounts then due and payable. Upon termination of this Agreement by SAFC pursuant to Section 9.2(a), Company shall take delivery and pay for all API that is subject to an open purchase order (to the extent such API when delivered conforms to the API Requirements), pay all monies due and owing pursuant to this Agreement and reimburse SAFC for its costs for all material, work in process, finished API and all other outstanding inventory (meaning all raw materials that are specifically required and purchased by SAFC for the Manufacture of the API) to the extent that such items were reasonably acquired by SAFC to meet its obligations hereunder in a timely manner, and make such other payments to SAFC as may be set forth in Appendix 3 hereto.
(c)    Technology Transfer. Upon the expiration or termination of this Agreement, at the election and reasonable expense of Company, SAFC shall assist Company in effecting a smooth transition to an alternate supplier(s) for the Manufacture of API. In such an event, the Parties shall discuss in good faith the scope of SAFC’s assistance in the technology transfer and reasonable costs payable to SAFC for providing such assistance. The scope of assistance and related costs and expenses shall be reduced to writing in an Amendment pursuant to Section 11.14 of this Agreement, if during the Term, or in a separate written agreement executed by both Parties. Without limiting the generality of the foregoing, the scope of the technology transfer may include: (i) allowing representatives of Company (and/or its designees) to observe the Manufacturing Process at the Facilities, on a mutually convenient timetable, (ii) supplying analytical test methods and other testing know-how including method validation reasonably required to perform release testing or other testing as may be required by the applicable Regulatory Agency, (iii) providing Company (and/or its designees) with appropriate quantities of reference standards and samples related to API in order to facilitate its testing, (iv) providing to Company (and/or its designees) copies of updates or changes (after the Effective Date) to all processes, protocols, procedures, methods, tests and other know-how, relating to the Manufacturing of API, and (v) making available to Company (and/or its designees) via telephone or email, on a mutually convenient timetable, reasonable technical assistance with respect to the Manufacture of API.
(d)    SAFC acknowledges and agrees that, during and after the Term, SAFC shall not use the Manufacturing Process, Specifications or any other Confidential Information of Company or Company Invention to manufacture for or supply to any third

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party any API. Notwithstanding the foregoing, nothing in this Agreement shall prohibit SAFC from using SAFC Property or general knowledge that is not Company Inventions or Confidential Information of Company in the manufacture or supply of any API or other product to any third party, provided it does not violate any of the terms or conditions in this Agreement.
9.4    Surviving obligations. Termination or expiration of this Agreement shall not affect any accrued rights or obligations of either Party. The terms of Sections 1, 2.8, 4.1 through 4.4, 5.4, 6.1, 6.4, 6.6 through 6.11, 7.2, 8, 9.3, 9.4, , 10 and 11 of this Agreement shall survive termination of this Agreement.

10.	Governing Law; Dispute Resolution
10.1    Governing Law. This Agreement shall be governed by, interpreted and construed in accordance with, the laws of the [***], without regard to its conflict of law provisions. The U.N. Convention on International Sales of Goods shall not apply to this Agreement.
10.2    Good Faith Meeting. In the event of any dispute arising between the Parties concerning this Agreement, Company and SAFC agree that in the first place they shall promptly meet for good faith discussions in an attempt to negotiate an amicable solution.

11.	Miscellaneous
11.1    Conditional Effectiveness. The effectiveness of this Agreement is conditioned upon Company and SAFC duly executing and delivering the Quality Agreement.
11.2    Publicity. Any public announcement or similar publicity with respect to this Agreement will be issued, if at all, at such times and in such manner as shall be mutually agreed in writing by the Parties.
11.3    Use of Names. SAFC shall not use the name of Company, its Affiliates, or the names of their employees or representatives in any advertising materials or in any publication without prior written consent of Company. Company shall not use the name of SAFC, its Affiliates, or the names of their employees or representatives in any advertising materials or in any publication without prior written consent of SAFC. Notwithstanding the foregoing, Company shall be entitled to identify SAFC as the source of the API in any regulatory submission without SAFC’s prior written consent.
11.4    Marks. Each Party reserves all rights to any name, trademark, service mark or logo ("Marks") it may have or hereafter acquire. Neither Party shall by this Agreement obtain any right, title or interest in or to any Marks of the other Party or its Affiliates. Accordingly, neither Party shall use any Marks confusingly similar to or likely to cause confusion with the Marks of the other or of any other person or entity. Each use by a Party of any Marks of the other Party, whether in advertising or marketing materials,

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websites, company announcements or offering circulars, informational materials, public events, or otherwise, shall be subject to the prior written approval of the other Party.
11.5    Limitation of Liability.
(a)    NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (SUCH AS LOST PROFITS) OR ANY SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT OR THE QUALITY AGREEMENT, WHETHER BASED ON CONTRACT, NEGLIGENCE, STRICT LIABILITY, OTHER TORT OR OTHERWISE AND REGARDLESS OF WHETHER ANY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FOR PURPOSES OF THIS WAIVER, ANY LIABILITY INCURRED BY EITHER PARTY AS A RESULT OF ANY THIRD PARTY CLAIM IS NOT CONSIDERED AN INDIRECT DAMAGE.; AND
(b)    NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT AS SET FORTH IN SECTION 11.5(d) BELOW, MAXIMUM AGGREGATE LIABILITY OF SAFC AND ITS AFFILIATES TO THE COMPANY AND ITS AFFILIATES FOR A CAUSE OF ACTION (OR RELATED CAUSES OF ACTION) ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE QUALITY AGREEMENT AND/OR THE DELIVERY OF THE API SHALL NOT EXCEED [***].
(c)    The foregoing limitations in Section 11.5(a) and (b) above shall survive notwithstanding any failure of essential purpose of a limited remedy.
(d)    NOTWITHSTANDING THE FOREGOING OR ANYTHING WRITTEN IN THIS AGREEMENT TO THE CONTRARY, NOTHING IN THIS SECTION 11.5 OR OTHERWISE IN THE AGREEMENT, IS INTENDED TO LIMIT OR RESTRICT AND SHALL NOT APPLY TO DAMAGES AVAILABLE FOR [***].
11.6    Assignment; Successors; Subcontractors; Third-Party Beneficiaries.
(a)    Neither Party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which will not be unreasonably withheld, except that either Party may assign, in whole or in part, without such consent any of its rights or obligations under this Agreement (i) to any Affiliate of such Party, provided that any such assignment to an Affiliate shall not relieve the assigning Party as the primary obligor hereunder, or (ii) in connection with the merger, consolidation or sale of the stock or substantially all of the assets of such Party relating to the performance of this Agreement. Any assignment in violation of this Section 11.6(a) shall be null and void.

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(b)    Subject to the preceding subsection (a), this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties.
(c)    Nothing expressed or referred to in this Agreement will be construed to give any person other than the Parties any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement and their successors and assigns.
11.7    Transactions Outside Scope of Agreement. Other than as expressly provided for otherwise in this Agreement, this Agreement shall in no way limit or restrict the ability of either Party or any Affiliate of such Party to offer its products or services to any other person.
11.8    No Transfer of Rights. No transfer, grant or license of rights under any patent or copyright or to any intellectual property, proprietary information and/or trade secret is made or is to be implied by this Agreement except as may be expressly stated otherwise herein.
11.9    Independent Contractors. The Parties undertake to carry out this Agreement as independent contractors. No franchise, partnership, joint venture or relationship of principal and agent is intended by this Agreement. Neither Party is authorized, in the name of or on behalf of the other Party, to incur any obligation, receive any benefit or right or otherwise bind the other Party. All employees, agents, representatives and contractors of a Party are solely those of such Party and no acts thereof will be binding upon the other Party.
11.10    Waiver. The failure or the delay of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision or of the right of such Party thereafter to enforce such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach of this Agreement.
11.11    Severability. Should any provision of this Agreement become void or be cancelled, then the other provisions shall remain in full force and effect. If a provision of this Agreement should be void or should be declared void, then the Parties will attempt to replace it by another valid provision or will leave the provision unreplaced by mutual consent. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
11.12    Appendices. All appendices attached hereto are hereby incorporated in and made a part of this Agreement as if fully set forth herein.
11.13    Entire Agreement. This Agreement, including all appendices hereto, contains the final, complete and exclusive agreement of the Parties relative to the subject

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matter hereof and supersedes all prior and contemporaneous understandings and agreements relating to its subject matter.
11.14    Amendment. This Agreement shall not be deemed or construed to be modified, amended, rescinded, cancelled or waived, in whole or in part, except by written amendment signed by the Parties hereto.
11.15    Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile (with written confirmation of transmission), (iii) when received by the addressee if sent by registered or certified mail (return receipt requested) or if sent by an internationally recognized overnight delivery service, in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses and facsimile numbers as a Party may designate by notice to the other Party):
If to Company:    AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
Attention: VP, Technical Operations

With a copy to:    AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
Attention: General Counsel

If to SAFC:        SAFC, Inc.
645 Science Drive
Madison, WI 53711
Attention: Site Director

With a copy to:    EMD Millipore Corporation
Legal Department
400 Summit Drive
Burlington, MA 01803
Attention: General Counsel
11.16    Section Headings; Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.
11.17    Force Majeure. Any events that are beyond the reasonable control of a Party to prevent or overcome, such as fire, flood, war, strike, civil unrest, terrorism, natural catastrophes, government acts and regulations, embargos, epidemics, disruptions

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in the national transportation system, and raw material, energy or water shortages, will free the affected Party for the duration of the event from its obligations (other than the obligation to make payments of money) under this Agreement. As soon as there is an indication of an event of force majeure, the affected Party will advise the other Party within [***] or as soon as practical of the effect of such event on this Agreement and about the measures to be taken to mitigate such effect. The Parties are obligated to mitigate damages and to resume the fulfilment of their contractual obligations as quickly as possible. Notwithstanding anything to the contrary in this Agreement, if a force majeure persists for more than [***], then the Party not affected by such force majeure may terminate this Agreement by written notice to the other Party, with immediate effect.
11.18    Expenses. Except as otherwise expressly provided in this Agreement, in the appendices hereto or in any agreement or other document expressly referenced herein and forming a part hereof, including the Quality Agreement, each Party to this Agreement will bear its respective expenses incurred in connection the performance of its obligations hereunder. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of a Party arising from a breach of this Agreement by the other.
11.19    Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
11.20    Governing Language. The validity, interpretation, construction and performance of this Agreement shall be in accordance with the English language. If this Agreement is translated into another language and there is a conflict between the non-English version and the English version, then the English version shall control. Notwithstanding anything to the contrary in this Agreement or in any other document or agreement, in the event of a conflict between this Agreement and the Quality Agreement, the Quality Agreement shall govern and control with respect to quality-related matters; and this Agreement shall govern and control with respect to all other matters.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed effective as of the Effective Date by their duly authorized representatives.

SAFC, Inc.	AMAG Pharmaceuticals, Inc.
By:_/s/ Michael Trasatti____________	By:_/s/ William K. Heiden _________
Name:__ Michael Trasatti__________	Name: William K. Heiden
Title:_VP PharmaProcessing Americas__	Title: President and CEO

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APPENDIX 1
QUALITY AGREEMENT
Quality Agreement between Company and SAFC, as amended, supplemented or restated from time to time (actual version).
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APPENDIX 2
SPECIFICATIONS
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APPENDIX 3
PRICING
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